March 10, 2009

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:     Life Investors Variable Life Account A, SEC File No. 811-09747

➢	Variable Protector, Registration No. 333-153785
             Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Life Investors Insurance Company of America (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2008, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

          ANNUAL REPORT FILINGS:

          AIM Variable Insurance Funds, SEC File No. 822-07452

          Fidelity Variable Insurance Products Funds, SEC File Nos. 811-05511, 811-03329, 811-07205

          Janus Aspen Series, SEC File No.811-07736
          MFS Variable Insurance Trust, SEC File No. 811-08326
         Oppenheimer Variable Account, SEC File No. 811-04108

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods

Arthur D. Woods
Vice President & Counsel

cc: Priscilla Hechler
     Gayle A. Morden